INVESCO SECTOR FUNDS, INC.

                     Supplement to Statement of Additional Information
                               Dated March 1, 1999

The section of the Company's Statement of Additional Information ("SAI) entitled "The Funds And Their Management - Administrative Services Agreement" is amended to (1) delete fourth paragraph and (2) substitute the following in its place:

      The Administrative Services Agreement provides that the Funds pay INVESCO an annual base fee per Fund of $10,000 plus an additional incremental fee computed daily and paid monthly, by each Fund, at an annual rate of 0.015% of the average net assets of each Fund prior to May 13, 1999 and 0.045% of the average net assets of each Fund effective May 13, 1999.

The date of this supplement is May 25, 1999.